MERRILL LYNCH
                                                              NEW YORK
                                                              MUNICIPAL
                                                              BOND FUND

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              September 30, 1999

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it has been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review

For most of the fiscal year ended September 30, 1999, we underestimated the underlying strength of both the US economy and equity markets. We believed that in the absence of any material inflationary pressures and given the enhanced productivity of US companies, any increases in domestic economic strength would not result in meaningful increases in interest rates. However, while inflationary pressures have yet to surface as increases in productivity have kept US labor costs low, investor concerns about future inflation pushed long-term bond yields far higher and faster than we expected. Modest improvements in foreign economies also allowed the Federal Reserve Board to raise short-term interest rates, pushing long-term interest rates higher as well.

Consequently, since we structured the Fund anticipating a benign interest rate environment the Fund had below-average total returns for the fiscal year ended September 30, 1999. Fortunately, the Fund was heavily weighted with bonds that enhanced the Fund's tax-exempt income. As a result, this strategy led to the Fund providing yields that were much higher than the average for New York tax-exempt bond funds.

We have opted to maintain a fully invested position. Overall, the portfolio composition has largely been constructive toward the municipal bond market. This has, in part, been a reflection of our belief that the recent spike in bond yields should prove temporary. As municipal bond yields are expected to remain within a relatively narrow range, we expect little change in the Fund's portfolio structure and composition. Should either the US economy or equity markets exhibit any significant weakness, we are prepared to adopt a more aggressive position in an effort to enhance portfolio appreciation.

In Conclusion

We appreciate your investment in Merrill Lynch New York Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

October 29, 1999

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                  Ten Years/
                                                     3 Month        12 Month    Since Inception   Standardized
As of September 30, 1999                           Total Return   Total Return   Total Return     30-Day Yield
==============================================================================================================
ML New York Municipal Bond Fund Class A Shares         -2.75%        -5.70%          +82.95%           4.93%
--------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares         -2.88         -6.18           +73.93            4.62
--------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares         -2.81         -6.26           +25.76            4.52
--------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class D Shares         -2.69         -5.79           +28.84            4.83
==============================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

Total Return Based on a $10,000 Investment

Merrill Lynch New York Municipal Bond Fund

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                         9/89/            9/99
ML New York Municipal Bond Fund+--
Class A Shares*                                         $ 9,600          $17,562
ML New York Municipal Bond Fund*--
Class B Shares*                                         $10,000          $17,380
Lehman Brothers Municipal Bond
Index++                                                 $10,000          $20,377

Total Return Based on a $10,000 Investment--Class C & D Shares

A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                       10/21/94**         9/99
ML New York Municipal Bond Fund+--
Class C Shares*                                         $10,000          $12,576
ML New York Municipal Bond Fund+--
Class D Sahres*                                         $ 9,600          $12,368
Lehman Brothers Municipal Bond
Index++                                                 $10,000          $14,126

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of Operations.
+ ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares's graph is from 10/31/94. Past performance is not predictive of future performance.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                               % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/99                                  -5.70%           -9.47%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                            +5.14            +4.29
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                             +6.23            +5.79
--------------------------------------------------------------------------------
 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                                   % Return       % Return
                                                 Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/99                                  -6.18%           -9.65%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                            +4.61            +4.61
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                             +5.69            +5.69
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                   % Return       % Return
                                                 Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/99                                  -6.26%           -7.13%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/99                                     +4.75            +4.75
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/99                                  -5.79%           -9.56%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/99                                     +5.26            +4.39
--------------------------------------------------------------------------------
 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P         Moody's    Face                                                                   Value
Ratings     Ratings   Amount                            Issue                               (Note 1a)
-----------------------------------------------------------------------------------------------------
New York--99.0%
-----------------------------------------------------------------------------------------------------
NR*         Aaa       $ 1,150  Appleridge Retirement Community Inc., New York, Mortgage
                               Revenue Bonds (Appleridge Project), 5.70% due 9/01/2031 (j)   $  1,120
-----------------------------------------------------------------------------------------------------
A           A2         10,000  Battery Park City Authority, New York, Revenue
                               Refunding Bonds, Junior Series A, 5.80% due 11/01/2022          10,020
-----------------------------------------------------------------------------------------------------
AAA         Aaa         1,300  Buffalo, New York, Sewer Authority, Revenue Refunding
                               Bonds, Series F, 6% due 7/01/2013 (b)                            1,384
-----------------------------------------------------------------------------------------------------
                               Hempstead Town, New York, IDA, Civic Facilities
                               Revenue Refunding Bonds (Adelphi University Civic Facility):
A-          NR*         1,395     5.25% due 2/01/2010                                           1,377
A-          NR*         1,000     5.25% due 2/01/2011                                             977
A-          NR*         1,540     5.25% due 2/01/2012                                           1,491
A-          NR*           625     5.25% due 2/01/2013                                             598
-----------------------------------------------------------------------------------------------------
NR*         Aa2         5,400  Hornell, New York, IDA, IDR (Crowley Foods, Inc. Facility),
                               7.75% due 12/01/2016                                             5,776
-----------------------------------------------------------------------------------------------------
AAA         Aaa        12,800  Long Island Power Authority, New York, Electric System
                               Revenue Refunding Bonds, Series A, 5.50% due 12/01/2029 (c)     12,255
-----------------------------------------------------------------------------------------------------
AAA         Aaa         3,500  Metropolitan Transportation Authority, New York, Commuter
                               Facilities Revenue Refunding Bonds, Series B, 4.75%
                               due 7/01/2026 (b)                                                2,937
-----------------------------------------------------------------------------------------------------
AAA         Aaa        15,100  Metropolitan Transportation Authority, New York, Dedicated
                               Tax Fund Revenue Bonds, Series A, 5% due 4/01/2029 (g)          13,230
-----------------------------------------------------------------------------------------------------
AAA         Aaa         2,000  Metropolitan Transportation Authority, New York, Transit
                               Facilities Revenue Bonds, Series C-1, 5.50% due 7/01/2022 (b)    1,934
-----------------------------------------------------------------------------------------------------
                               Metropolitan Transportation Authority, New York, Transit
                               Facilities Revenue Refunding Bonds:
AAA         Aaa         1,000     Series A, 4.75% due 7/01/2021 (c)                               859
AAA         Aaa         5,000     Series A, 4.75% due 7/01/2024 (c)                             4,233
AAA         Aaa           350     Series B, 4.75% due 7/01/2026 (b)                               294
AAA         Aaa         7,000     Series C, 4.75% due 7/01/2016 (g)                             6,184
-----------------------------------------------------------------------------------------------------
A1+         NR*         2,250  Nassau County, New York, IDA, Civic Facilities Revenue
                               Refunding and Improvement Bonds (Cold Spring Harbor),
                               VRDN, 3.90% due 1/01/2034 (a)                                    2,250
-----------------------------------------------------------------------------------------------------
AAA         Aaa         5,500  Nassau Health Care Corporation, New York, Health System
                               Revenue Bonds, 5.75% due 8/01/2029 (g)                           5,407
-----------------------------------------------------------------------------------------------------
NR*         A1          4,960  New York City, New York, City Municipal Water Finance
                               Authority, Water and Sewer System Revenue Bonds, RITR,
                               Series 21, 7.07% due 6/15/2029 (h)                               4,725
-----------------------------------------------------------------------------------------------------
                               New York City, New York, City Transitional Finance Authority
                               Revenue Bonds, Future Tax Secured, Series B:
AA          Aa3         4,000     5.125% due 11/01/2014                                         3,812
AA          Aa3        15,500     4.75% due 11/15/2023                                         13,080
AAA         Aaa         6,250     4.75% due 11/15/2023 (b)                                      5,310
AA          Aa3        12,000     4.50% due 11/15/2027                                          9,637
-----------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P         Moody's    Face                                                                   Value
Ratings     Ratings   Amount                            Issue                               (Note 1a)
-----------------------------------------------------------------------------------------------------
New York (continued)
-----------------------------------------------------------------------------------------------------
                               New York City, New York, City Transitional Finance
                               Authority Revenue Bonds, Future Tax Secured, Series C:
AA          Aa3       $ 5,000     5.50% due 5/01/2025                                        $  4,807
AA          Aa3         2,250     5% due 5/01/2026                                              1,985
NR*         VMIG1+      3,900     VRDN, 3.95% due 5/01/2028 (a)                                 3,900
-----------------------------------------------------------------------------------------------------
A1+         VMIG1+        100  New York City, New York, City Trust Cultural Resource
                               Revenue Bonds (Soloman R.Guggenheim Foundation), VRDN,
                               Series B, 3.90% due 12/01/2015 (a)                                 100
-----------------------------------------------------------------------------------------------------
A-          A3          5,000  New York City, New York, GO, Refunding, Series F, 5.25%
                               due 8/01/2017                                                    4,634
-----------------------------------------------------------------------------------------------------
                               New York City, New York, Health and Hospital Corporation,
                               Revenue Refunding Bonds (Health System), Series A (e):
AAA         Aaa         3,900     5% due 2/15/2008                                              3,913
AAA         Aaa         8,000     5.125% due 2/15/2014                                          7,620
-----------------------------------------------------------------------------------------------------
                               New York City, New York, IDA, Civic Facilities Revenue Bonds:
BBB         NR*         1,000     (College of Aeronautics Project), 5.45% due 5/01/2018           947
BBB         NR*         3,200     (College of Aeronautics Project), 5.50% due 5/01/2028         2,986
NR*         NR*         6,895     (New York Blood Center Inc. Project), 7.25% due
                                  5/01/2004 (d)                                                 7,628
AAA         Aaa         4,690     (USTA National Tennis Center Project), 6.60% due
                                  11/15/2011 (g)                                                5,143
-----------------------------------------------------------------------------------------------------
NR*         A           5,000  New York City, New York, IDA, Special Facilities  Revenue
                               Bonds, RITR, AMT, Series RI-6, 7.695% due 1/01/2024 (h)          5,146
-----------------------------------------------------------------------------------------------------
                               New York State Dormitory Authority Revenue Bonds:
AAA         Aaa         9,400     (Memorial Sloan Kettering Cancer Center), 5.50% due
                                  7/01/2023 (c)                                                 9,168
AAA         Aaa         3,000     (New York University), Series A, 5.75% due 7/01/2027 (c)      3,029
NR*         Aaa         2,000     RIB, Series 156, 6.853% due 8/01/2029 (e)(f)(h)               1,760
NR*         Aaa        15,000     RITR, Series 1, 7.365% due 7/01/2027 (c)(h)                   15,247
-----------------------------------------------------------------------------------------------------
                               New York State Dormitory Authority, Revenue Refunding Bonds:
AAA         NR*         6,500     (City University System-Consolidated), Series A, 5.625%
                                  due 7/01/2016 (g)                                             6,588
AAA         Aaa         1,000     (Hospital for Special Surgery), 5% due 2/01/2028 (c)(f)         875
AA          NR*         1,500     (Long Island University), 5.125% due 9/01/2019                1,353
AA          NR*         1,800     (Long Island University), 5.125% due 9/01/2023                1,608
AA          NR*         1,400     (Long Island University), 5.25% due 9/01/2028                 1,262
AAA         Aaa         2,810     (State University Athletic Facility), 5.25% due
                                  7/01/2018 (c)                                                 2,653
AAA         NR*         3,500     (State University Educational Facilities), Series A,
                                  5.50% due 5/15/2019 (g)                                       3,462
AAA         Aaa         5,750     (State University Educational Facilities), Series A,
                                  4.75% due 5/15/2025 (c)                                       4,848
-----------------------------------------------------------------------------------------------------
A-          Baa3          500  New York State Energy Research and Development Authority,
                               Electric Facilities Revenue Bonds (LILCO Project), AMT,
                               Series B, 5.30% due 11/01/2023                                     455
-----------------------------------------------------------------------------------------------------
NR*         Aaa         3,200  New York State Energy Research and Development Authority,
                               Facilities Revenue Refunding Bonds, RITR, Series 19, 8.02%
                               due 8/15/2020 (e)(h)                                             3,358
-----------------------------------------------------------------------------------------------------
NR*         NR*         4,455  New York State Energy Research and Development Authority,
                               Gas Facilities Revenue Bonds, RITR, Series 9, 6.82%
                               due 1/01/2021 (c)(h)                                             4,194
-----------------------------------------------------------------------------------------------------
AAA         NR*         3,000  New York State Energy Research and Development Authority,
                               PCR (New York State Electric and Gas Co. Project), AMT,
                               Series A, 6.15% due 7/01/2026 (c)                                3,035
-----------------------------------------------------------------------------------------------------
                               New York State Energy Research and Development Authority,
                               PCR, Refunding:
AAA         Aaa         3,500     (Central Hudson Gas and Electric), Series A, 5.45%
                                  due 8/01/2027 (e)                                             3,330
A1+         VMIG1+      4,550     (New York State Electric & Gas), VRDN, Series D, 3.95%
                                  due 10/01/2029 (a)                                            4,550
-----------------------------------------------------------------------------------------------------
AA-         Aa1         1,705  New York State Environmental Facilities Corporation, PCR
                               (State Water Revolving), Series E, 6.875% due 6/15/2014          1,862
-----------------------------------------------------------------------------------------------------
AAA         Aaa        10,000  New York State Local Government Assistance Corporation,
                               Revenue Refunding Bonds, Series E, 5% due 4/01/2021 (c)          9,104
-----------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P         Moody's    Face                                                                   Value
Ratings     Ratings   Amount                            Issue                               (Note 1a)
-----------------------------------------------------------------------------------------------------
New York (concluded)
-----------------------------------------------------------------------------------------------------
AAA         NR*       $ 2,000  New York State Medical Care Facilities Finance Agency,
                               Revenue Refunding Bonds (Hospitals & Nursing), Series B,
                               6.25% due 2/15/2025 (f)                                       $  2,091
-----------------------------------------------------------------------------------------------------
NR*         Aa2         2,495  New York State Mortgage Agency, Revenue Refunding Bonds,
                               Homeowner Mortgage, AMT, Series 67, 5.80% due 10/01/2028         2,485
-----------------------------------------------------------------------------------------------------
NR*         NR*         2,000  New York State Mortgage Agency, Revenue Refunding Bonds,
                               RITR, AMT, Series 24, 7.27% due 10/01/2028 (h)                   1,983
-----------------------------------------------------------------------------------------------------
                               New York State Thruway Authority, General Revenue Refunding
                               Bonds, Series E:
AA-         Aa3        20,000     4.75% due 1/01/2019                                          17,352
AA-         Aa3        15,000     5% due 1/01/2025                                             13,255
-----------------------------------------------------------------------------------------------------
AAA         Aaa         1,000  New York State Urban Development Corporation Revenue Bonds
                               (Correctional Facilities Service Contract), Series B, 4.75%
                               due 1/01/2028 (e)                                                  836
-----------------------------------------------------------------------------------------------------
                               New York State Urban Development Corporation, Revenue
                               Refunding Bonds:
BBB+        Baa1        1,685     (Clarkson Center Advance Materials), 5.50% due 1/01/2020      1,627
AAA         Aaa         2,250     (Correctional Capital Facilities), 5% due 1/01/2009 (c)       2,238
AAA         Aaa         4,470     (Correctional Facilities), Series A, 5.50% due
                                  1/01/2014 (e)                                                 4,500
BBB+        Baa1        9,475     (State Facilities), 5.70% due 4/01/2020                       9,407
BBB+        Baa1        3,500     (University Facility Grants), 5.50% due 1/01/2019             3,387
-----------------------------------------------------------------------------------------------------
AAA         Aaa         1,000  North Country, New York, Development Authority, Solid Waste
                               Management System Revenue Refunding Bonds, 6% due
                               5/15/2015 (g)                                                    1,061
-----------------------------------------------------------------------------------------------------
AAA         NR*         3,850  Otsego County, New York, IDA, Civic Facilities Revenue
                               Refunding Bonds (Aurelia Osborn Fox Memorial Hospital),
                               Series A, 5.35% due 10/01/2017 (g)                               3,647
-----------------------------------------------------------------------------------------------------
NR*         Aaa         4,000  Port Authority of New York and New Jersey, RITR, AMT,
                               108th Series, 7.385% due 1/15/2017 (g)(h)                        4,105
-----------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Special
                               Obligation Revenue Bonds (JFK International Air Terminal
                               Project), AMT, Series 6 (c):
AAA         Aaa             5     5.75% due 12/01/2022                                              5
AAA         Aaa         6,190     5.75% due 12/01/2025                                          6,209
-----------------------------------------------------------------------------------------------------
NR*         NR*         2,000  Suffolk County, New York, IDA, IDR, Refunding (Nissequogue
                               Cogeneration Partners Facility), AMT, 5.50% due 1/01/2023        1,812
-----------------------------------------------------------------------------------------------------
AAA         Aaa         6,000  Triborough Bridge and Tunnel Authority, New York, General
                               Purpose Revenue Refunding Bonds, Series Y, 6.125% due
                               1/01/2021 (i)                                                    6,365
-----------------------------------------------------------------------------------------------------
AAA         Aaa         7,600  Triborough Bridge and Tunnel Authority, New York, Special
                               Obligation Revenue Refunding Bonds, Series A, 4.75%
                               due 1/01/2024 (c)                                                6,445
-----------------------------------------------------------------------------------------------------
NR*         NR*         2,005  Utica, New York, IDA, Civic Facilities Revenue Bonds
                               (Utica College Project), Series A, 5.75% due 8/01/2028           1,901
-----------------------------------------------------------------------------------------------------
NR*         NR*         3,500  West Chester County, New York, IDA, Civic Facilities
                               Revenue Bonds (Rippowam-Cisqua School Project), 5.75%
                               due 6/01/2029                                                    3,317
-----------------------------------------------------------------------------------------------------
Total Investments (Cost--$349,985)--99.0%                                                     333,468

Other Assets Less Liabilities--1.0%                                                             3,284
                                                                                             --------
Net Assets--100.0%                                                                           $336,752
                                                                                             ========
-----------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
(b)   FGIC Insured.
(c)   MBIA Insured.
(d)   Prerefunded.
(e)   AMBAC Insured.
(f)   FHA Insured.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
(i)   CAPMAC Insured.
(j)   GNMA Collateralized.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche llp.

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1999

Assets:            Investments, at value (identified cost--$349,984,820) (Note 1a) .                $333,467,835
                   Cash ............................................................                      19,616
                   Receivables:
                     Interest ......................................................  $ 5,814,883
                     Beneficial interest sold ......................................       54,381      5,869,264
                                                                                     ------------
                   Prepaid registration fees and other assets (Note 1e) ............                      66,900
                                                                                                    ------------
                   Total assets ....................................................                 339,423,615
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Beneficial interest redeemed ..................................    1,157,141
                     Securities purchased ..........................................      840,051
                     Dividends to shareholders (Note 1f) ...........................      430,416
                     Distributor (Note 2) ..........................................       90,167
                     Investment adviser (Note 2) ...................................       20,446      2,538,221
                                                                                     ------------
                   Accrued expenses ................................................                     133,532
                                                                                                    ------------
                   Total liabilities ...............................................                   2,671,753
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ......................................................                $336,751,862
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized ...........................                 $   147,961
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...........................                   1,711,502
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...........................                      76,706
                   Class D Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...........................                   1,274,039
                   Paid-in capital in excess of par ................................                 351,184,367
                   Accumulated distributions in excess of realized capital
                   gains on investments--net (Note 1f) .............................                 (1,125,728)
                   Unrealized depreciation on investments--net .....................                (16,516,985)
                                                                                                    ------------
                   Net assets ......................................................                $336,751,862
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $15,521,710 and 1,479,608
                   shares of beneficial interest outstanding .......................                $      10.49
                                                                                                    ============
                   Class B--Based on net assets of $179,583,560 and 17,115,021
                   shares of beneficial interest outstanding .......................                $      10.49
                                                                                                    ============
                   Class C--Based on net assets of $8,050,806 and 767,061 shares
                   of beneficial interest outstanding ..............................                $      10.50
                                                                                                    ============
                   Class D--Based on net assets of $133,595,786 and 12,740,391
                   shares of beneficial interest outstanding .......................                $      10.49
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

Statement of Operations

                                                                                                   For the Year Ended
                                                                                                   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ...........                $ 20,429,361
(Note 1d):
---------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .................................. $ 2,125,229
                     Account maintenance and distribution fees--Class B (Note 2) ........   1,076,883
                     Account maintenance fees--Class D (Note 2) .........................     145,517
                     Transfer agent fees--Class B (Note 2) ..............................     111,210
                     Accounting services (Note 2) .......................................      98,680
                     Professional fees ..................................................      95,063
                     Registration fees (Note 1e) ........................................      89,033
                     Printing and shareholder reports ...................................      80,068
                     Transfer agent fees--Class D (Note 2) ..............................      62,773
                     Account maintenance and distribution fees--Class C (Note 2) ........      51,714
                     Trustees' fees and expenses ........................................      23,618
                     Custodian fees .....................................................      23,077
                     Pricing fees .......................................................      13,270
                     Transfer agent fees--Class A (Note 2) ..............................       7,280
                     Transfer agent fees--Class C (Note 2) ..............................       4,425
                     Other ..............................................................       6,308
                                                                                          -----------
                     Total expenses .....................................................                   4,014,148
                                                                                                         ------------
                     Investment income--net .............................................                  16,415,213
                                                                                                         ------------
---------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ..................................                   3,896,726
ized Gain (Loss) on  Change in unrealized appreciation/depreciation on investments--net..                 (42,817,466)
Investments--Net                                                                                         ------------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations ...............                $(22,505,527)
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

Statements of Changes in Net Assets

                                                                                             For the Year Ended
                                                                                                September 30,
                                                                                         --------------------------
Increase (Decrease) in Net Assets:                                                            1999         1998
-------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ............................................  $16,415,213  $ 19,506,165
                     Realized gain on investments--net .................................    3,896,726    18,921,395
                     Change in unrealized appreciation/depreciation on investments--net.  (42,817,466)      946,799
                                                                                         ------------  ------------
                     Net increase (decrease) in net assets resulting from operations ...  (22,505,527)   39,374,359
                                                                                         ------------  ------------
-------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A .........................................................     (774,757)     (976,856)
Shareholders           Class B .........................................................   (8,769,481)  (11,274,157)
(Note 1f):             Class C .........................................................     (343,304)     (249,953)
                       Class D .........................................................   (6,527,671)   (7,005,199)
                     Realized gain on investments--net:
                       Class A .........................................................     (465,772)           --
                       Class B .........................................................   (6,256,850)           --
                       Class C .........................................................     (227,365)           --
                       Class D .........................................................   (3,896,418)           --
                     In excess of realized gain on investments--net:
                       Class A .........................................................      (48,342)           --
                       Class B .........................................................     (649,386)           --
                       Class C .........................................................      (23,598)           --
                       Class D .........................................................     (404,402)           --
                                                                                         ------------  ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .....................................  (28,387,346)  (19,506,165)
                                                                                         ------------  ------------
-------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest
Transactions         transactions ......................................................  (34,154,005)  (44,668,971)
(Note 4):                                                                                ------------  ------------
-------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ......................................  (85,046,878)  (24,800,777)
                     Beginning of year .................................................  421,798,740   446,599,517
                                                                                         ------------  ------------
                     End of year ....................................................... $336,751,862  $421,798,740
                                                                                         ============  ============
-------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

Financial Highlights

The following per share data and ratios have been derived                                Class A
from information provided in the financial statements.              ------------------------------------------------
                                                                             For the Year Ended September 30,
                                                                    ------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1999      1998       1997      1996     1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ..........  $ 12.00   $ 11.46    $ 11.12   $ 11.04   $ 10.88
Operating                                                           -------   -------    -------   -------   -------
Performance:         Investment income--net ......................      .51       .57        .60       .59       .61
                     Realized and unrealized gain (loss) on
                     investments--net ............................    (1.16)      .54        .34       .08       .16
                                                                    -------   -------    -------   -------   -------
                     Total from investment operations ............     (.65)     1.11        .94       .67       .77
                                                                    -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net ....................     (.51)     (.57)      (.60)     (.59)     (.61)
                       Realized gain on investments--net .........     (.32)       --         --+       --        --
                       In excess of realized gain on
                       investments--net ..........................     (.03)       --         --        --        --
                                                                    -------   -------    -------   -------   -------
                     Total dividends and distributions ...........     (.86)     (.57)      (.60)     (.59)     (.61)
                                                                    -------   -------    -------   -------   -------
                     Net asset value, end of year ................  $ 10.49   $ 12.00    $ 11.46   $ 11.12   $ 11.04
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ..........    (5.70%)    9.94%      8.69%     6.19%     7.37%
Return:*                                                            =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ....................................      .70%      .67%       .65%      .66%      .67%
Average                                                             =======   =======    =======   =======   =======
Net Assets:          Investment income--net ......................     4.59%     4.92%      5.30%     5.31%     5.67%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ......  $15,522   $17,727    $22,301   $21,762   $23,304
Data:                                                               =======   =======    =======   =======   =======
                     Portfolio turnover ..........................   135.17%   163.12%     97.22%   114.78%   181.21%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------

                * Total investment returns exclude the effects of sales charges. + Amount is less than $.01 per share.

                  See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

Financial Highlights (continued)

The following per share data and ratios have been derived                                     Class B
from information provided in the financial statements.              -----------------------------------------------------
                                                                                 For the Year Ended September 30,
                                                                    -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1999       1998        1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........  $  12.00    $  11.46    $ 11.12    $  11.04   $  10.88
Operating                                                          --------     -------    -------    --------   --------
Performance:         Investment income--net .....................       .46         .51        .54         .54        .56
                     Realized and unrealized gain (loss) on
                     investments--net ...........................     (1.16)        .54        .34         .08        .16
                                                                   --------     -------    -------    --------   --------
                     Total from investment operations ...........      (.70)       1.05        .88         .62        .72
                                                                   --------     -------    -------    --------   --------
                     Less dividends and distributions:
                       Investment income--net ...................      (.46)       (.51)      (.54)       (.54)      (.56)
                       Realized gain on investments--net ........      (.32)         --         --+         --         --
                       In excess of realized gain on
                       investments--net .........................      (.03)         --         --          --         --
                                                                   --------     -------    -------    --------   --------
                     Total dividends and distributions ..........      (.81)       (.51)      (.54)       (.54)      (.56)
                                                                   --------     -------    -------    --------   --------
                     Net asset value, end of year ...............  $  10.49     $ 12.00    $ 11.46    $  11.12   $  11.04
                                                                   ========    ========   ========    ========   ========
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........     (6.18%)      9.38%      8.14%       5.66%      6.82%
Return:*                                                           ========    ========   ========    ========   ========

-------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ...................................      1.21%       1.18%      1.16%       1.16%      1.18%
Average                                                            ========    ========   ========    ========   ========
Net Assets:          Investment income--net .....................      4.07%       4.40%      4.79%       4.80%      5.16%
                                                                   ========    ========   ========    ========   ========
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....  $179,583    $242,811   $279,754    $403,403   $564,963
Data:                                                              ========    ========   ========    ========   ========

                     Portfolio turnover .........................    135.17%     163.12%     97.22%     114.78%    181.21%
                                                                   ========    ========   ========    ========   ========
-------------------------------------------------------------------------------------------------------------------------

                * Total investment returns exclude the effects of sales charges. + Amount is less than $.01 per share.

                  See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

Financial Highlights (continued)

                                                                                         Class C
                                                                    -----------------------------------------------------
                                                                                                                  For the
                                                                                                                   Period
The following per share data and ratios have been derived                                                         Oct. 21,
from information provided in the financial statements.                   For the Year Ended September 30,        1994+ to
                                                                    ------------------------------------------   Sept. 30,
Increase (Decrease) in Net Asset Value:                               1999       1998        1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .......   $ 12.01     $ 11.47    $ 11.12     $ 11.04    $ 10.76
Operating                                                           -------     -------    -------     -------    -------
Performance:         Investment income--net .....................       .45         .50        .53         .52        .51
                     Realized and unrealized gain (loss) on
                     investments--net ...........................     (1.16)        .54        .35         .08        .28
                                                                    -------     -------    -------     -------    -------
                     Total from investment operations ...........      (.71)       1.04        .88         .60        .79
                                                                    -------     -------    -------     -------    -------
                     Less dividends and distributions:
                       Investment income--net ...................      (.45)       (.50)      (.53)       (.52)      (.51)
                       Realized gain on investments--net ........      (.32)         --         --++        --         --
                       In excess of realized gain on
                       investments--net .........................      (.03)         --         --          --         --
                                                                    -------     -------    -------     -------    -------
                     Total dividends and distributions ..........      (.80)       (.50)      (.53)       (.52)      (.51)
                                                                    -------     -------    -------     -------    -------
                     Net asset value, end of period .............   $ 10.50     $ 12.01    $ 11.47     $ 11.12    $ 11.04
                                                                    =======     =======    =======     =======    =======
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........     (6.26%)      9.27%      8.13%       5.55%      7.57%+++
Return:**                                                           =======     =======    =======     =======    =======
-------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ...................................      1.31%       1.28%      1.26%       1.27%      1.27%*
Average                                                             =======     =======    =======     =======    =======
Net Assets:          Investment income--net .....................      3.98%       4.27%      4.69%       4.70%      4.91%*
                                                                    =======     =======    =======     =======    =======
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...   $ 8,051     $ 8,229    $ 5,034     $ 4,175    $ 3,556
Data:                                                               =======     =======    =======     =======    =======
                     Portfolio turnover .........................    135.17%     163.12%     97.22%     114.78%    181.21%
                                                                    =======     =======    =======     =======    =======
-------------------------------------------------------------------------------------------------------------------------

                * Annualized.
               ** Total investment returns exclude the effects of sales charges.
                + Commencement of operations.
               ++ Amount is less than $.01 per share.
              +++ Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                         Class D
                                                                    -----------------------------------------------------
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        Oct. 21,
from information provided in the financial statements.                   For the Year Ended September 30,       1994+ to
                                                                    ------------------------------------------  Sept. 30,
Increase (Decrease) in Net Asset Value:                               1999       1998        1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ......   $  12.00    $  11.46   $  11.11     $ 11.03    $ 10.76
Operating                                                          --------    --------   --------     -------    -------
Performance:         Investment income--net ....................        .50         .56        .58         .58        .56
                     Realized and unrealized gain (loss) on
                     investments--net ..........................      (1.16)        .54        .35         .08        .27
                                                                   --------    --------   --------     -------    -------
                        Total from investment operations .......       (.66)       1.10        .93         .66        .83
                                                                   --------    --------   --------     -------    -------
                        Less dividends and distributions:
                          Investment income--net ...............       (.50)       (.56)      (.58)       (.58)      (.56)
                          Realized gain on investments--net ....       (.32)         --         --++        --         --
                          In excess of realized gain on
                          investments--net .....................       (.03)         --         --          --         --
                                                                   --------    --------   --------     -------    -------
                        Total dividends and distributions ......       (.85)       (.56)      (.58)       (.58)      (.56)
                                                                   --------    --------   --------     -------    -------
                        Net asset value, end of period .........   $  10.49    $  12.00   $  11.46     $ 11.11    $ 11.03
                                                                   ========    ========   ========    ========    =======
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........      (5.79%)      9.83%      8.68%       6.09%      7.99%+++
Return:**                                                          ========    ========   ========    ========    =======
-------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ..................................        .80%        .77%       .75%        .76%       .76%*
Average                                                            ========    ========   ========    ========    =======
Net Assets:          Investment income--net ....................       4.49%       4.79%      5.20%       5.21%      5.46%*
                                                                   ========    ========   ========    ========    =======
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..   $133,596    $153,032   $139,511    $ 94,297    $ 2,572
Data:                                                              ========    ========   ========    ========    =======
                     Portfolio turnover ........................     135.17%     163.12%     97.22%     114.78%    181.21%
                                                                   ========    ========   ========    ========    =======
-------------------------------------------------------------------------------------------------------------------------

                * Annualized.
               ** Total investment returns exclude the effects of sales charges.
                + Commencement of operations.
               ++ Amount is less than $.01 per share.
              +++ Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distribution in excess of realized capital gains are due primarily to differing

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account          Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B .................................           .25%               .25%
Class C .................................           .25%               .35%
Class D .................................           .10%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      MLFD               MLPF&S
--------------------------------------------------------------------------------
Class A .................................           $    77              $ 1,938
Class D .................................           $ 2,074              $46,655
--------------------------------------------------------------------------------

For the year ended September 30, 1999, MLPF&S received contingent deferred sales charges of $179,512 and $2,576 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1999 were $496,300,224 and $530,240,605, respectively.

Net realized gains for the year ended September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                    Gains             Losses
--------------------------------------------------------------------------------
Long-term investments ...................       $  1,358,521       $(16,516,985)
Financial futures contracts .............          2,538,205                 --
                                                ------------       ------------
Total ...................................       $  3,896,726       $(16,516,985)
                                                ============       ============
--------------------------------------------------------------------------------

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $16,688,305, of which $2,765,938 related to appreciated securities and $19,454,243 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $350,156,140.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $34,154,005 and $44,668,971 for the years ended September 30, 1999 and September 30, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 1999                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            266,858        $  2,960,766
Shares issued to shareholders
in reinvestment of
dividends & distributions ..............             66,382             732,222
                                               ------------        ------------
Total issued ...........................            333,240           3,692,988
Shares redeemed ........................           (330,583)         (3,661,101)
                                               ------------        ------------
Net increase ...........................              2,657        $     31,887
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 1998                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            251,370        $  2,928,526
Shares issued to shareholders
in reinvestment of dividends ...........             53,497             624,368
                                               ------------        ------------
Total issued ...........................            304,867           3,552,894
Shares redeemed ........................           (773,614)         (9,022,698)
                                               ------------        ------------
Net decrease ...........................           (468,747)       $ (5,469,804)
                                               ============        ============
--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 1999                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,081,274        $ 23,838,859
Shares issued to shareholders
in reinvestment of
dividends & distributions ..............            710,911           8,070,009
                                               ------------        ------------
Total issued ...........................          2,792,185          31,908,868
Automatic conversion
of shares ..............................         (1,448,707)        (16,390,769)
Shares redeemed ........................         (4,454,592)        (50,357,335)
                                               ------------        ------------
Net decrease ...........................         (3,111,114)       $(34,839,236)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 1998                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,086,550        $ 24,426,414
Shares issued to shareholders
in reinvestment of dividends ...........            506,565           5,919,940
                                               ------------        ------------
Total issued ...........................          2,593,115          30,346,354
Automatic conversion
of shares ..............................         (1,517,785)        (17,683,070)
Shares redeemed ........................         (5,254,351)        (61,333,845)
                                               ------------        ------------
Net decrease ...........................         (4,179,021)       $(48,670,561)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 1999                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            159,427        $  1,841,554
Shares issued to shareholders
in reinvestment of
dividends & distributions ..............             42,473             481,711
                                               ------------        ------------
Total issued ...........................            201,900           2,323,265
Shares redeemed ........................           (120,073)         (1,342,314)
                                               ------------        ------------
Net increase ...........................             81,827        $    980,951
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 1999                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            371,611        $  4,358,246
Shares issued to shareholders
in reinvestment of dividends ...........             18,797             220,005
                                               ------------        ------------
Total issued ...........................            390,408           4,578,251
Shares redeemed ........................           (144,268)         (1,680,882)
                                               ------------        ------------
Net increase ...........................            246,140        $  2,897,369
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended September 30, 1999                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,373,462        $ 84,923,122
Automatic conversion
of shares ..............................          1,449,776          16,390,769
Shares issued to shareholders
in reinvestment of
dividends & distributions ..............            419,954           4,758,904
                                               ------------        ------------
Total issued ...........................          9,243,192         106,072,795
Shares redeemed ........................         (9,258,453)       (106,400,402)
                                               ------------        ------------
Net decrease ...........................            (15,261)       $   (327,607)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended September 30, 1999                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,327,245        $ 73,822,777
Automatic conversion
of shares ..............................          1,518,544          17,683,070
Shares issued to shareholders
in reinvestment of dividends ...........            254,369           2,969,158
                                               ------------        ------------
Total issued ...........................          8,100,158          94,475,005
Shares redeemed ........................         (7,522,615)        (87,900,980)
                                               ------------        ------------
Net increase ...........................            577,543        $  6,574,025
                                               ============        ============
--------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
November 2, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
Record                     Payable             Ordinary           Long-Term
Date                         Date               Income          Capital Gains*
--------------------------------------------------------------------------------
12/21/98                   12/31/98            $.014444           $.332529
--------------------------------------------------------------------------------

*     The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New York
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                           10344--9/99

[RECYCLE LOGO] Printed on post-consumer recycled paper